UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 19, 2010
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma  74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
       CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 19, 2010, Dollar Thrifty Automotive Group, Inc. (the “Company”) and the requisite percentage of the lenders under the Company’s senior secured credit facility, dated as of June 15, 2007 (as amended, the “Credit Agreement”), which is comprised of a revolving credit facility and a term loan, entered into the Eighth Amendment to Credit Agreement (the “Amendment”), replacing the existing definition of “Total Capacity” with a revised definition that is intended to provide the Company with greater financial flexibility if an “Event of Bankruptcy” were to occur with respect to a monoline insurer of the Company’s outstanding medium-term notes.

As revised, “Total Capacity” will mean, as of any date of determination, “an amount equal to the sum of (i) the aggregate principal amount of outstandings under the MTN Program, the Conduit Program and the CP Program on such date and (ii) the aggregate available unfunded commitment under the MTN Program, the Conduit Program and the CP Program on such date; provided, however, that for purposes of determining the Total Capacity on the date (if any) that an Amortization Event resulting from an Event of Bankruptcy of Financial Guaranty Insurance Company or Ambac Assurance Corporation is first declared, the aggregate principal amount of outstandings incurred by RCFC under, and the aggregate unfunded commitment available to RCFC under, the MTN Program, the Conduit Program and the CP Program after December 31, 2009 (including, for the avoidance of doubt, the aggregate principal amount of outstandings incurred and the aggregate unfunded commitment available under those certain Series 2010-1 notes issued April 8, 2010, those certain Series 2010-2 notes issued June 17, 2010, and those certain Series 2010-3 notes issued October 28, 2010) and still outstanding or available on the date of any such declaration shall be deemed to have been incurred or become available, as the case may be, on the day immediately following the date of any such declaration.”

The foregoing description is qualified in its entirety by reference to the Amendment, attached hereto as Exhibit 10.236, which is incorporated herein by reference.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit No.                                                      Description

10.236
Eighth Amendment to Credit Agreement, dated as of November 19, 2010, among Dollar Thrifty Automotive Group, Inc., as borrower, Deutsche Bank Trust Company Americas, as administrative agent and letter of credit issuer, and various financial institutions party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

November 24, 2010	By:	/s/ H. CLIFFORD BUSTER III
H. Clifford Buster III
Senior Executive Vice President, Chief
Financial Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                                      Description

10.236
Eighth Amendment to Credit Agreement, dated as of November 19, 2010, among Dollar Thrifty Automotive Group, Inc., as borrower, Deutsche Bank Trust Company Americas, as administrative agent and letter of credit issuer, and various financial institutions party thereto